UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 10, 2009

SUTOR TECHNOLOGY GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada	000-51908	87-0578370
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

No 8 Huaye Road
Dongbang Industrial Park
Changshu, 215534
People’s Republic of China

(Address of principal executive offices)

(+86) 512 52680988
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.        OTHER EVENTS

On November 10, 2009, Sutor Technology Group Limited’s (the “Company”) indirect wholly owned subsidiary Changshu Huaye Steel Strip Co., Ltd. (“Changshu Huaye”) closed its previously announced acquisition of a 100% equity interest in Ningbo Zhehua Heavy Steel Pipe Manufacturing Co., Ltd. (“Ningbo Zhehua”). Because Ningbo Zhehua was previously owned by Shanghai Huaye Steel Processing Co., Ltd. of which the Company’s majority shareholder, chief executive officer and chairwoman, Lifang Chen and her husband Feng Gao are 100% owners, the acquisition of Ningbo Zhehua was a transfer of equity interests between entities under common control and was accounted for as a reorganization of Ningbo Zhehua into the Company in a manner similar to the pooling-of-interests method of accounting, with the assets and liabilities of Ningbo Zhehua recognized at their historical carrying amounts. Transfers of equity interests between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior years are retroactively adjusted to furnish comparative information similar to the pooling method.

Accordingly, the Company has adjusted certain information included in its Annual Report on Form 10-K for the year ended June 30, 2009 (the “2009 Annual Report”) filed with the Securities and Exchange Commission (“SEC”) on September 25, 2009 as follows:

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations; and
•	Item 8. Financial Statements and Supplementary Data.

The adjusted financial information is filed as exhibits to this Current Report on Form 8-K (the “Report”) and is incorporated herein by reference. Except with respect to the limited matters described above, the adjusted information included in this Report has not been updated to reflect events subsequent to the filing of the 2009 Annual Report. This Report should be read in conjunction with the portions of the 2009 Annual Report that have not been adjusted herein, as well as in conjunction with the Company’s other filings with the SEC after the 2009 Annual Report. The above adjustments to the 2009 Annual Report were made solely as a result of the acquisition of Ningbo Zhehua and were not due to errors in the 2009 Annual Report.

A copy of the financial statements of Ningbo Zhehua as of and for the years ended June 30, 2009 and 2008 is attached hereto as Exhibit 99.3.

All references in this Report to the “Company,” “Sutor Group,” “we,” “us” or “our” are to Sutor Technology Group Limited and its direct and indirect subsidiaries. Defined terms used in the attached Exhibit 99.1 have the same meanings as given above and in the 2009 Annual Report.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

 (d)         Exhibits.

Number	Description

23.1	Consent of Hansen Barnett & Maxwell, P.C.
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Consolidated Financial Statements of Sutor Technology Group Limited
99.3	Financial Statements of Ningbo Zhehua Heavy Steel Pipe Manufacturing Co., Ltd.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sutor Technology Group Limited

Date: December 4, 2009

/s/ Lifang Chen
Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

23.1	Consent of Hansen Barnett & Maxwell, P.C.
99.1	Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.2	Consolidated Financial Statements of Sutor Technology Group Limited
99.3	Financial Statements of Ningbo Zhehua Heavy Steel Pipe Manufacturing Co., Ltd.